UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction	Commission File Number	I.R.S. Employer
of Incorporation		Identification Number

99 North Street, Pittsfield, Massachusetts		01201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On January 31, 2007, Legacy Bancorp, Inc. (the “Company”) the holding company for Legacy Banks, issued a press release announcing its financial results for the fourth quarter and full year 2006. In addition, the Company announced that to fund the Company’s 2006 Equity Incentive Plan, a trust was recently established which has been authorized to purchase shares of the Company’s common stock in the open market with funds contributed by the Company. The Company will conduct a conference call at 3:00 p.m. Eastern Time on February 1, 2007 to discuss the results for the quarter and twelve months ended December 31, 2006. Instructions on how to access the call are contained in the press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits
(d) Attached as Exhibit 99.1 is the press release issued by the Company on January 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: January 31, 2007	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX
99.1 Press release issued by the Company on January 31, 2007.